===================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 3, 2004

C-CHIP TECHNOLOGIES CORPORATION
 formerly Keystone Mines Limited
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199 (Commission File No.)	88-0467848 (IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
 (Address of principal executive offices and Zip Code)

(514) 337-2447
 (Registrant's telephone number, including area code)

===================================================================================

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

The Company is pleased to report that its US distributor, Northland Auto Enterprises ("Northland"), attracted significant interest for the credit and security management solutions developed by C-Chip at the National Association for the Buy Here, Pay Here Dealers (NABD) convention.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 3rd day of June, 2004.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis
Stephane Solis, President and Principal Executive Officer